Consolidated Statements of Income - CAD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
OPERATIONS
Sales	$ 3,626,570	$ 3,757,054
Cost of sales	2,985,643	3,061,083
GROSS MARGIN	640,927	695,971
EXPENSES
Administrative	194,699	168,433
Selling and marketing	233,040	226,308
Other operating expenses	95,498	84,637
	523,237	479,378
Operating profit before the following	117,690	216,593
Finance costs	(55,972)	(78,077)
Change in fair value of derivative instruments and other	474,356	374,791
Other income	3,174	807
Profit before income taxes	539,248	514,114
Provision for income taxes	20,674	43,231
PROFIT FOR THE YEAR	518,574	470,883
Attributable to:
Shareholders of Just Energy	509,276	446,412
Non-controlling interest	9,298	24,471
PROFIT FOR THE YEAR	$ 518,574	$ 470,883
Earnings per share available to shareholders
Basic (in CAD per share)	$ 3.41	$ 3.02
Diluted (in CAD per share)	$ 2.62	$ 2.42